REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
General American Separate Account Two
and Board of Directors of
Metropolitan Tower Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of General American Separate Account Two (the "Separate Account") of Metropolitan Tower Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2 as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 7 for each of the five years in the period then ended for the Divisions, except for the Division included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Division and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Divisions Comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
BHFTII MFS® Value Division	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019	For the years ended December 31, 2020, 2019, and the period from April 30, 2018 (commencement of operations) through December 31, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2020, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 26, 2021

We have served as the Separate Account's auditor since 2000.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	BHFTI MFS® Research International Division	BHFTII BlackRock Ultra-Short Term Bond Division	BHFTII Brighthouse/ Wellington Balanced Division	BHFTII Jennison Growth Division
Assets:
Investments at fair value	$1,295,325	$326,641	$6,763,680	$15,824,839
Due from Metropolitan Tower Life Insurance Company	—	17	—	—
Total Assets	1,295,325	326,658	6,763,680	15,824,839
Liabilities:
Accrued fees	14	15	—	—
Due to Metropolitan Tower Life Insurance Company	5	—	265	309
Total Liabilities	19	15	265	309
Net Assets	$1,295,306	$326,643	$6,763,415	$15,824,530

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2020

	BHFTII MetLife Aggregate Bond Index Division	BHFTII MetLife Stock Index Division	BHFTII MFS® Value Division	Fidelity® VIP Equity-Income Division
Assets:
Investments at fair value	$854,398	$24,602,014	$4,614,508	$6,639,688
Due from Metropolitan Tower Life Insurance Company	—	584	—	—
Total Assets	854,398	24,602,598	4,614,508	6,639,688
Liabilities:
Accrued fees	16	—	15	—
Due to Metropolitan Tower Life Insurance Company	3	—	671	28
Total Liabilities	19	—	686	28
Net Assets	$854,379	$24,602,598	$4,613,822	$6,639,660

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS

For the year ended December 31, 2020

	BHFTI MFS® Research International Division	BHFTII BlackRock Ultra-Short Term Bond Division	BHFTII Brighthouse/ Wellington Balanced Division	BHFTII Jennison Growth Division
Investment Income:
Dividends	$28,904	$6,342	$134,582	$28,820
Expenses:
Mortality and expense risk charges	11,671	3,571	61,074	131,393
Net investment income (loss)	17,233	2,771	73,508	(102,573)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	39,956	—	264,169	1,426,946
Realized gains (losses) on sale of investments	10,791	2,438	47,422	503,851
Net realized gains (losses)	50,747	2,438	311,591	1,930,797
Change in unrealized gains (losses) on investments	72,450	(7,086)	577,577	4,171,067
Net realized and change in unrealized gains (losses) on investments	123,197	(4,648)	889,168	6,101,864
Net increase (decrease) in net assets resulting from operations	$140,430	$(1,877)	$962,676	$5,999,291

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Aggregate Bond Index Division	BHFTII MetLife Stock Index Division	BHFTII MFS® Value Division	Fidelity® VIP Equity-Income Division
Investment Income:
Dividends	$25,585	$417,098	$90,681	$109,393
Expenses:
Mortality and expense risk charges	8,698	227,009	42,368	62,624
Net investment income (loss)	16,887	190,089	48,313	46,769
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	1,389,390	285,783	288,629
Realized gains (losses) on sale of investments	4,916	1,390,735	(62,998)	(4,444)
Net realized gains (losses)	4,916	2,780,125	222,785	284,185
Change in unrealized gains (losses) on investments	30,100	576,449	(179,223)	(2,279)
Net realized and change in unrealized gains (losses) on investments	35,016	3,356,574	43,562	281,906
Net increase (decrease) in net assets resulting from operations	$51,903	$3,546,663	$91,875	$328,675

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2020 and 2019

	BHFTI MFS® Research International Division		BHFTII BlackRock Ultra-Short Term Bond Division		BHFTII Brighthouse/ Wellington Balanced Division		BHFTII Jennison Growth Division
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$17,233	$6,695	$2,771	$3,657	$73,508	$69,603	$(102,573)	$(59,634)
Net realized gains (losses)	50,747	78,847	2,438	200	311,591	400,127	1,930,797	1,861,784
Change in unrealized gains (losses) on investments	72,450	224,141	(7,086)	1,203	577,577	652,872	4,171,067	1,146,005
Net increase (decrease) in net assets resulting from operations	140,430	309,683	(1,877)	5,060	962,676	1,122,602	5,999,291	2,948,155
Contract Transactions:
Purchase payments received from Contract owners	1,600	990	—	936	17,010	116	89,840	525,944
Net transfers (including fixed account)	505	(58,766)	(122,832)	—	(106,076)	(27,118)	(918,208)	(600,803)
Transfers for Contract benefits and terminations	(102,146)	(310,553)	(3,581)	(9,298)	(186,799)	(237,451)	(679,823)	(1,081,939)
Net increase (decrease) in net assets resulting from Contract transactions	(100,041)	(368,329)	(126,413)	(8,362)	(275,865)	(264,453)	(1,508,191)	(1,156,798)
Net increase (decrease) in net assets	40,389	(58,646)	(128,290)	(3,302)	686,811	858,149	4,491,100	1,791,357
Net Assets:
Beginning of year	1,254,917	1,313,563	454,933	458,235	6,076,604	5,218,455	11,333,430	9,542,073
End of year	$1,295,306	$1,254,917	$326,643	$454,933	$6,763,415	$6,076,604	$15,824,530	$11,333,430

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Aggregate Bond Index Division		BHFTII MetLife Stock Index Division		BHFTII MFS® Value Division
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$16,887	$18,508	$190,089	$256,691	$48,313	$49,997
Net realized gains (losses)	4,916	362	2,780,125	2,452,057	222,785	290,678
Change in unrealized gains (losses) on investments	30,100	43,105	576,449	3,129,344	(179,223)	920,407
Net increase (decrease) in net assets resulting from operations	51,903	61,975	3,546,663	5,838,092	91,875	1,261,082
Contract Transactions:
Purchase payments received from Contract owners	—	702	69,682	514,286	4,480	151,927
Net transfers (including fixed account)	—	(7,745)	(1,080,827)	(1,046,734)	(202,284)	(160,402)
Transfers for Contract benefits and terminations	(67,552)	(9,683)	(2,026,271)	(1,293,886)	(401,814)	(738,735)
Net increase (decrease) in net assets resulting from Contract transactions	(67,552)	(16,726)	(3,037,416)	(1,826,334)	(599,618)	(747,210)
Net increase (decrease) in net assets	(15,649)	45,249	509,247	4,011,758	(507,743)	513,872
Net Assets:
Beginning of year	870,028	824,779	24,093,351	20,081,593	5,121,565	4,607,693
End of year	$854,379	$870,028	$24,602,598	$24,093,351	$4,613,822	$5,121,565

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2020 and 2019

	Fidelity® VIP Equity-Income Division
	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$46,769	$66,996
Net realized gains (losses)	284,185	466,999
Change in unrealized gains (losses) on investments	(2,279)	1,069,209
Net increase (decrease) in net assets resulting from operations	328,675	1,603,204
Contract Transactions:
Purchase payments received from Contract owners	87,400	5,154
Net transfers (including fixed account)	(570,897)	(178,359)
Transfers for Contract benefits and terminations	(236,195)	(971,378)
Net increase (decrease) in net assets resulting from Contract transactions	(719,692)	(1,144,583)
Net increase (decrease) in net assets	(391,017)	458,621
Net Assets:
Beginning of year	7,030,677	6,572,056
End of year	$6,639,660	$7,030,677

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

General American Separate Account Two (the "Separate Account"), a separate account of Metropolitan Tower Life Insurance Company (the "Company"), was established by the Board of Directors of General American Life Insurance Company ("GALIC") on October 22, 1970 to support operations of GALIC with respect to certain variable annuity contracts (the "Contracts"). Effective after the close of the New York Stock Exchange on April 27, 2018, GALIC merged with and into the Company while concurrently changing the state of domicile to Nebraska (the "Merger"). Upon the Merger, the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission, as well as the Nebraska Department of Insurance.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Brighthouse Funds Trust I ("BHFTI")

Brighthouse Funds Trust II ("BHFTII")

Fidelity® Variable Insurance Products ("Fidelity VIP")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts cannot be used for liabilities arising out of any other business conducted by the Company.

2.  LIST OF DIVISIONS

Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Contract owner. The following Divisions had net assets as of December 31, 2020:

BHFTI MFS® Research International Division

BHFTII BlackRock Ultra-Short Term Bond Division

BHFTII Brighthouse/Wellington Balanced Division

BHFTII Jennison Growth Division

BHFTII MetLife Aggregate Bond Index Division

BHFTII MetLife Stock Index Division

BHFTII MFS® Value Division

Fidelity® VIP Equity-Income Division

3.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Security Valuation

A Division's investment in shares of a portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV"). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

ASC Topic 820, Fair Value Measurement ("ASC 820") provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account's investments in shares of a portfolio of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to Contracts in the annuity payout period are computed according to industry standard mortality tables and, if any, are shown in net assets from Contracts in payout on the statements of assets and liabilities. The assumed investment return is 4.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts, if any, are included in transfers for Contract benefits and terminations on the statements of changes in net assets of the applicable Divisions.

Purchase Payments

Purchase payments received from Contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus for the Contracts, and are reported as Contract transactions on the statements of changes in net assets of the applicable Divisions.

Net Transfers

Assets transferred by the Contract owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

COVID

The global outbreak of the coronavirus (COVID-19) has caused significant volatility within the economic markets. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future. These events may negatively affect the Separate Account's operations, business, financial results, or financial condition.

4.  EXPENSES & CONTRACT CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the insured (the annuitant) may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

The table below represents the effective annual rate for the charge for the year ended December 31, 2020:

Mortality and Expense Risk	1.00	%*

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Contract.

A Contract administrative charge of $10 is assessed on an annual basis for Contracts sold before May 1982. In addition, a transfer fee of $5 is imposed whenever assets are transferred between the Company's general account and the Separate Account for Contracts sold before May 1982. The Company is currently waiving the Contract administrative charge and the transfer fee, but reserves the right to impose such charges in the future. The Contracts impose a surrender charge which ranges from 0.0 percent to 9.0 percent if the Contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through redemption of units, and recorded as Contract charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2020 and 2019. There were no such charges for the years ended December 31, 2020 and 2019.

*For Contracts issued prior to February 23, 1998 that are invested in BHFTII MFS® Value Division, daily adjustments to values in the Separate Account are made to fully offset the effect of a $10 administrative fee charged to the BHFTII MFS® Value Division by the Company which equates to an annual ratio of 0.75% for these net assets.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  STATEMENT OF INVESTMENTS

	As of December 31, 2020		For the year ended December 31, 2020
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
BHFTI MFS® Research International Division	93,458	1,050,897	70,043	112,865
BHFTII BlackRock Ultra-Short Term Bond Division	3,255	326,020	6,342	130,016
BHFTII Brighthouse/Wellington Balanced Division	306,187	5,241,607	415,150	353,087
BHFTII Jennison Growth Division	699,286	9,855,481	1,598,456	1,781,996
BHFTII MetLife Aggregate Bond Index Division	73,974	796,266	32,367	83,040
BHFTII MetLife Stock Index Division	405,840	16,213,307	3,973,318	5,431,742
BHFTII MFS® Value Division	295,234	4,616,676	384,971	649,846
Fidelity® VIP Equity-Income Division	277,811	6,050,017	513,941	898,223

This page is intentionally left blank.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS
For the years ended December 31, 2020 and 2019:

	BHFTI MFS® Research International Division		BHFTII BlackRock Ultra-Short Term Bond Division		BHFTII Brighthouse/ Wellington Balanced Division
	2020	2019	2020	2019	2020	2019
Units beginning of year	39,672	52,907	22,785	23,206	63,694	66,606
Units issued and transferred from other funding options	71	145	—	47	193	1,762
Units redeemed and transferred to other funding options	(3,229)	(13,380)	(6,331)	(468)	(3,061)	(4,674)
Units end of year	36,514	39,672	16,454	22,785	60,826	63,694

	BHFTII MFS® Value Division		Fidelity® VIP Equity-Income Division
	2020	2019	2020	2019
Units beginning of year	37,294	41,923	106,764	125,923
Units issued and transferred from other funding options	94	1,693	2,223	643
Units redeemed and transferred to other funding options	(4,804)	(6,322)	(13,534)	(19,802)
Units end of year	32,584	37,294	95,453	106,764

	BHFTII Jennison Growth Division		BHFTII MetLife Aggregate Bond Index Division		BHFTII MetLife Stock Index Division
	2020	2019	2020	2019	2020	2019
Units beginning of year	145,636	161,250	20,388	20,788	142,909	154,663
Units issued and transferred from other funding options	1,819	9,052	155	18	14,440	4,649
Units redeemed and transferred to other funding options	(16,462)	(24,666)	(1,681)	(418)	(32,541)	(16,403)
Units end of year	130,993	145,636	18,862	20,388	124,808	142,909

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying portfolio, and total return ratios for the respective stated periods in the five years ended December 31, 2020:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTI MFS® Research	2020	36,514	35.47	1,295,306	2.48	1.00	12.14
International Division	2019	39,672	31.63	1,254,917	1.54	1.00	27.41
	2018	52,907	24.83	1,313,563	2.20	1.00	(14.67)
	2017	55,055	29.10	1,601,869	1.96	1.00	27.23
	2016	58,679	22.87	1,341,868	2.26	1.00	(1.66)
BHFTII BlackRock	2020	16,454	19.85	326,643	1.78	1.00	(0.57)
Ultra-Short Term Bond	2019	22,785	19.97	454,933	1.80	1.00	1.11
Division	2018	23,206	19.75	458,235	1.03	1.00	0.79
	2017	21,654	19.59	424,238	0.35	1.00	(0.11)
	2016	22,796	19.61	447,139	0.07	1.00	(0.65)
BHFTII	2020	60,826	111.19	6,763,415	2.21	1.00	16.55
Brighthouse/Wellington	2019	63,694	95.40	6,076,604	2.21	1.00	21.77
Balanced Division	2018	66,606	78.35	5,218,455	1.75	1.00	(4.73)
	2017	71,203	82.23	5,855,297	1.90	1.00	14.00
	2016	74,874	72.14	5,401,139	2.78	1.00	5.93
BHFTII Jennison Growth	2020	130,993	120.80	15,824,530	0.22	1.00	55.23
Division	2019	145,636	77.82	11,333,430	0.45	1.00	31.51
	2018	161,250	59.18	9,542,073	0.34	1.00	(0.65)
	2017	170,516	59.57	10,156,802	0.31	1.00	35.96
	2016	181,945	43.81	7,970,965	0.30	1.00	(0.83)
BHFTII MetLife Aggregate	2020	18,862	45.30	854,379	2.95	1.00	6.14
Bond Index Division	2019	20,388	42.67	870,028	3.16	1.00	7.55
	2018	20,788	39.68	824,779	3.03	1.00	(1.17)
	2017	21,768	40.15	873,928	2.86	1.00	2.24
	2016	26,055	39.27	1,023,185	2.78	1.00	1.33
BHFTII MetLife Stock Index	2020	124,808	197.12	24,602,598	1.84	1.00	16.92
Division	2019	142,909	168.59	24,093,351	2.13	1.00	29.85
	2018	154,663	129.84	20,081,593	1.75	1.00	(5.56)
	2017	161,331	137.48	22,179,406	1.76	1.00	20.33
	2016	168,795	114.25	19,284,443	1.99	1.00	10.56
BHFTII MFS® Value Division	2020	32,584	122.65 - 271.04	4,613,822	2.01	0.75 - 1.00	2.92 - 3.18
(Commenced 4/30/2018)	2019	37,294	119.17 - 262.68	5,121,565	1.94	0.75 - 1.00	28.84 - 29.16
	2018	41,923	92.50 - 203.38	4,607,693	1.49	0.75 - 1.00	(7.84) - (7.68)

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

7.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
Fidelity® VIP Equity-Income	2020	95,453	69.56	6,639,660	1.75	1.00	5.63
Division	2019	106,764	65.85	7,030,677	1.97	1.00	26.18
	2018	125,923	52.19	6,572,056	2.26	1.00	(9.21)
	2017	133,461	57.49	7,672,050	1.70	1.00	11.77
	2016	140,663	51.43	7,234,272	2.28	1.00	16.84

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Division invests.

2  These amounts represent annualized Contract expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract owner accounts through the redemption of units and expenses of the underlying portfolio have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

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